Exhibit 10.1

ACORDA THERAPEUTICS, INC.

1999 EMPLOYEE STOCK OPTION PLAN

SECTION 1.                            PURPOSE

The purpose of the Acorda Therapeutics, Inc. 1999 Employee Stock Option Plan (the “Plan”) is to provide an additional incentive to directors, key employees, independent contractors, agents and consultants of Acorda Therapeutics, Inc. (the “Company”) and its subsidiaries, to aid in attracting and retaining directors, employees, independent contractors, agents and consultants of outstanding ability, and to align their interests with those of shareholders.

SECTION 2.                            DEFINITIONS

Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

(a)                                  “Board” shall mean the Board of Directors of the Company.

(b)                                 “Change in Control”.  A change in control of the Company shall be deemed to have occurred if, over the initial opposition of the then-incumbent Board (whether or not such Board ultimately acquiesces therein), (i) any person or group of persons shall acquire, directly or indirectly, stock of the Company having at least 25% of the combined voting power of the Company’s then-outstanding securities, or (ii) any shareholder or group of shareholders shall elect a majority of the members of the Board in each case after the closing of the initial public offering of the Stock.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, as it or they may be amended from time to time.

(d)                                 “Committee” shall mean the full Board, Compensation Committee of the Board or such other committee as may be designated by the Board.  If less than the full Board, the Committee shall consist of two or more members of the Board who are not eligible to participate in the Plan, and who otherwise are “non-employee directors” under Rule 16b-3.

(e)                                  “Date of Exercise” shall mean the earlier of the date on which written notice of exercise, together with payment in full, is received at the office of the Secretary of the Company or the date on which such notice and payment are mailed to the Secretary of the Company at its principal office by certified or registered mail.

(f)                                    “Director” shall mean a member of the Board of Directors.

(g)                                 “Employee” shall mean any employee or any officer of the Company or any of its Subsidiaries, or any other person, who is an independent contractor, agent or consultant of the Company or any of its Subsidiaries, and excluding any director of the Company who is not otherwise an employee of the Company.  For the purposes of any provision of this Plan relating to Incentive Stock Options, the term “Employee” shall be limited to mean any employee (as that term is defined under Code Section 3401(c)) or officer of the Company or any of its Subsidiaries, but not any person who is merely an independent contractor, agent or consultant of the Company or any of its subsidiaries.

(h)                                 “Fair Market Value” of the Stock means, for all purposes of the Plan unless otherwise provided (i) the mean between the high and low sales prices of the Stock as reported on the National Market System or Small Cap Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for the Stock as reported by a the National Quotation Bureau Incorporated or such other source as the Committee shall determine, or (iii) if the Stock is listed or admitted for trading on any national securities exchange, the mean between the high and low sales price, or the closing bid price if no sale occurred, of the Stock on the principal securities exchange on which the Stock is listed.  In the event that the method for determining the Fair Market Value of the Stock provided for above shall either be not applicable or not be practical, in the opinion of the Committee, then the Fair Market Value shall be determined by such other reasonable method as the Committee, in its discretion, shall select and apply.

(i)                                     “Grantee” shall mean an Employee granted a Stock Option.

(j)                                     “Granting Date” shall mean the date on which the Committee authorizes the issuance of a Stock Option for a specified number of shares of Stock to a specified Employee.

(k)                                  “Incentive Stock Option” shall mean a Stock Option granted under the Plan which is properly qualified under the provisions of Section 422 of the Code.

(l)                                     “Nonstatutory Stock Option” shall mean a Stock Option granted within the Plan which is not an Incentive Stock Option or otherwise qualified under similar tax provisions.

(m)                               “Progressive Stock Options” shall mean either Incentive Stock Options or Nonstatutory Stock Options granted pursuant to Section 5(j) of this Plan.

(n)                                 “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or any rule in replacement thereof.

(o)                                 “Stock” shall mean the Common Stock, par value $0.001 per share, of the Company.

(p)                                 “Stock Appreciation Right” shall mean a right granted pursuant to the Plan to receive Stock, cash, or a combination thereof, upon the surrender of the right to purchase all or part of the shares of Stock covered by a Stock Option.

(q)                                 “Stock Option” shall mean an Incentive Stock Option or Nonstatutory Stock Option granted pursuant to the Plan to purchase shares of Stock.

(r)                                    “Subsidiary” shall mean any subsidiary corporation as defined in Section 424(f) of the Code.

SECTION 3.                            SHARES OF STOCK SUBJECT TO THE PLAN

Subject to adjustment pursuant to Section 9, 17,558,163 shares of Stock shall be reserved for issuance upon the exercise of Stock Options granted pursuant to this Plan.  Shares delivered under the Plan may be authorized and unissued shares or issued shares held by the Company in its treasury.  If any Stock Options expire or terminate without having been exercised, the shares of Stock covered by such Stock Option shall become available again for the grant of Stock Options hereunder.  Similarly, if any Stock Options are surrendered for cash pursuant to the provisions of Section 7, the shares of Stock covered by such Stock Options shall also become available again for the grant of Stock Options hereunder.  Shares of Stock covered by Stock Options surrendered for Stock pursuant to Section 7, however, shall not become available again for the grant of Stock Options hereunder.

SECTION 4.                            ADMINISTRATION OF THE PLAN

(a)                                  The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option grants, and to make all other determinations necessary or advisable for the administration of the Plan.

(b)                                 It is intended that the Plan and any transaction hereunder meet all of the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission, as such rule is currently in effect or as hereafter modified or amended, and all other applicable laws.  If any provision of the Plan or any transaction would disqualify the Plan or such transaction under, or would not comply with, Rule 16b-3 or other applicable laws, such provision or transaction shall be construed or deemed amended to conform to Rule 16b-3 or such other applicable laws or otherwise shall be deemed to be null and void, in each case to the extent permitted by law and deemed advisable by the Committee.

(c)                                  Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee.

SECTION 5.                            GRANTING OF STOCK OPTIONS

(a)                                  Directors, key Employees, independent contractors, agents and consultants to the Company shall be eligible to receive Stock Options under the Plan.  Only Employees shall be eligible to receive Incentive Stock Options under the Plan.

(b)                                 The option price of each share of Stock subject to an Incentive Stock Option shall be at least 100% of the Fair Market Value of a share of the Stock on the Granting Date.

(c)                                  The option price of each share of Stock subject to a Nonstatutory Stock Option shall be 100% of the Fair Market Value of a share of the Stock on the Granting Date, or such other price either greater than or less than the Fair Market Value (but in no event less than the par value of the Stock) as the Committee shall determine appropriate to the purposes of the Plan and to the Company’s total compensation program.

(d)                                 The Committee shall determine and designate from time to time those persons who are to be granted Stock Options and whether the particular Stock Options are to be Incentive Stock Options or Nonstatutory Stock Options, and shall also specify the number of shares covered by and the option price per share of each Stock Option.  Each Stock Option granted under the Plan shall be clearly identified as to its status as a Nonstatutory Stock Option or an Incentive Stock Option.

(e)                                  The aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the individual’s employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

(f)                                    A Stock Option shall be exercisable during such period or periods and in such installments as shall be fixed by the Committee at the time the Stock Option is granted or in any amendment thereto; but each Stock Option shall expire not later than ten years from the Granting Date.

(g)                                 The Committee shall have the authority to grant both transferable Stock Options and nontransferable Stock Options, and to amend outstanding nontransferable Stock Options to provide for transferability.  Each nontransferable Stock Option intended to qualify under Rule 16b-3 or otherwise shall provide by its terms that it is not transferable otherwise than by will or the laws of descent and distribution or, except in the case of Incentive Stock Options, pursuant to a “qualified domestic relations order” as defined by the Code, and is exercisable, during the Grantee’s lifetime, only by the Grantee.  Each transferable Stock Option may provide for such limitations on transferability and exercisability as the Committee may designate at the time a Stock Option is granted or is otherwise amended to provide for transferability.

(h)                                 Stock Options may be granted to an Employee or Director who has previously received Stock Options or other options whether such prior Stock Options or other options are still outstanding, have previously been exercised or surrendered in whole or in part, or are canceled in connection with the issuance of new Stock Options.

(i)                                     Without in any way limiting the authority of the Committee to make grants of Stock Options under the Plan, and in order to induce persons to retain ownership of Stock, the Committee shall have the authority (but not the obligation) to include within any agreement reflecting a Stock Option a provision entitling the Grantee of such a Stock Option to a further Stock Option (a “Progressive Stock Option”) in the event the Grantee exercises such Stock Option evidenced by such agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of such agreement.  Any such Progressive Stock Option shall be for a number of shares of Stock equal to the number of surrendered shares, shall become exerciseable no sooner than six months after the Granting Date of the Stock Option or such longer period as the Committee may establish, shall have an option price per share equal to one hundred percent (100%) of the Fair Market Value of a share of Stock on the Granting Date of the Progressive Stock Option, and shall be subject to such other terms and conditions as the Committee may determine.

(j)                                     Notwithstanding the foregoing, the option price of an Incentive Stock Option in the case of a Grantee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, will not be less than one-hundred-ten percent (110%) of the Fair Market Value of the Stock at the Granting date and in the case of such a Grantee, the Incentive Stock Option may be exercised no more than five years after the Granting Date.

SECTION 6.                            EXERCISE OF STOCK OPTIONS

(a)                                  Except as provided in Section 8, no Stock Option may be exercised at any time unless the Grantee is an Employee on the Date of Exercise and, in the case of holders of Incentive Stock Options, has been an Employee at all times during the period beginning on the Granting Date and ending on the day 3 months before the date of such exercise.

(b)                                 The Grantee shall pay the option price in full on the Date of Exercise of a Stock Option in cash, by check, or by delivery of full shares of Stock of the Company, duly endorsed for transfer to the Company with signature guaranteed,  by any combination thereof or by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by rules and regulations of the Federal Reserve Board.  Stock will be accepted at its Fair Market Value on the Date of Exercise.

(c)                                  Subject to the approval of the Committee, or of such person to whom the Committee may delegate such authority (“its designee”), and subject further to the applicable regulations of any governmental authority, the Company may loan to the Grantee a sum equal to an amount which is not in excess of 100% of the purchase price of the shares of Stock acquired upon exercise of a Stock Option, such loan to be evidenced by the execution and delivery of a promissory note.  Interest shall be paid on the unpaid balance of the promissory note at such times and at such rate as shall be determined by the Committee or its designee.  Such promissory note shall be secured by the pledge to the Company of shares of Stock having an aggregate purchase price on the date of purchase equal to or greater than the amount of such note.  A Grantee shall have, as to such pledged shares of Stock, all rights of ownership including the right to vote such shares of Stock and to receive dividends paid on such shares of Stock, subject to the security interest of the Company.  Such shares of Stock shall not be released by the Company from the pledge unless the proportionate amount of the note secured thereby has been repaid to the Company; provided, however that shares of Stock subject to a pledge may be used to pay all or part of the purchase price of any other option granted hereunder or under any other stock incentive plan of the Company under the terms of which the purchase price of an option may be paid by the surrender of shares of Stock, subject to the terms and conditions of this Plan relating to the surrender of shares of Stock in payment of the exercise price of an option.  In such event, that number of the newly purchased shares of Stock equal to the shares of Stock previously pledged shall be immediately pledged as substitute security for the pre-existing debt of the Grantee to the Company, and thereupon shall be subject to the provisions hereof relating to pledged shares of Stock.  All notes executed hereunder shall be payable at such times and in such amounts and shall contain such other terms as shall be specified by the Committee or its designee or stated in the option agreement; provided, however, that such terms shall conform to requirements contained in any applicable regulations which are issued by any governmental authority.

SECTION 7.                            STOCK APPRECIATION RIGHTS

(a)                                  The Committee may grant to any Employee, Stock Appreciation Rights in connection with any Stock Option.  Stock Appreciation Rights may be granted at the time the related Stock Option is granted or at any time thereafter up to six months prior to the expiration of the related Stock Option.

(b)                                 Stock Appreciation Rights shall be exercisable at such times and to the extent that the related Stock Option shall be exercisable and only to the extent the Stock Appreciation Right has a positive value, unless the Committee specifies a more restrictive period.

(c)                                  Upon the exercise of a Stock Appreciation Right, the Grantee shall surrender the related Stock Option or a portion thereof and shall be entitled to receive payment of an amount determined by multiplying the number of shares as to which the Stock Option rights are surrendered by the difference obtained by subtracting the exercise price per share of the related Stock Option from the Fair Market Value of a share of Stock on the Date of Exercise of the Stock Appreciation Right.

(d)                                 Payment of the amount determined under Section 7(c) shall be made in Stock, in cash, or partly in cash and partly in Stock as the Committee shall determine in its sole discretion.

(e)                                  Except as provided in Section 10(b), the exercise of a Stock Appreciation Right for cash may be made only during the period beginning on the third business day following the release of quarterly or annual financial data and ending on the twelfth business day following such date.

SECTION 8.                            TERMINATION OF EMPLOYMENT

Except as otherwise provided by the Committee at the time the Stock Option is granted or any amendment thereto, if a Grantee ceases to be an Employee then:

(a)                                  if termination of employment is voluntary or involuntary without cause, the Grantee may exercise each Stock Option held by the Grantee within three months after such termination (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which are purchasable pursuant to its terms at the date of termination;

(b)                                 if termination is for cause, all Stock Options held by the Grantee shall be canceled as of the date of termination;

(c)                                  subject to the provisions of Section 8(d), if termination is (i) by reason of retirement at a time when the Grantee is entitled to the current receipt of benefits under any retirement plan maintained by the Company or any Subsidiary, or (ii) by reason of disability, each Stock Option held by the Grantee may be exercised by the Grantee at any time (but not after the expiration date of the Stock Option) (within one year of termination in the case of Incentive Stock Options) to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination;

(d)                                 if termination is by reason of the death of the Grantee, or if the Grantee dies after retirement or disability as referred to in Section 8(c), each Stock Option held by the Grantee may be exercised by the Grantee’s estate, or by any person who acquires the right to exercise the Stock Option by reason of the Grantee’s death, at any time within a period of three years after death (but not after the expiration date of the Stock Option) to the extent of the total number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination; or

(e)                                  if the Grantee should die within three months after voluntary termination of employment or involuntary termination without cause, as contemplated in Section 8(a), each Stock Option held by the Grantee may be exercised by the Grantee’s estate, or by any person who acquires the right to exercise by reason of the Grantee’s death, at any time within a period of one year after death (but not after the expiration date of the Stock Option) to the extent of the number of shares subject to the Stock Option which were purchasable pursuant to its terms at the date of termination.

SECTION 9.                            ADJUSTMENTS

In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Stock, there shall be an appropriate adjustment made by the Committee in the number and kind of shares that may be granted in the aggregate and to Grantees under the Plan, the number and kind of shares subject to each outstanding Stock Option and Stock Appreciation Right and the option prices.

SECTION 10.                     TENDER OFFER; CHANGE IN CONTROL

(a)                                  A Stock Option shall become immediately exercisable to the extent of the total number of shares subject to the Stock Option in the event of (i) a tender offer by a person or persons other than the Company for all or any part of the outstanding Stock if, upon consummation of the purchases contemplated, the offeror or offerors would own, beneficially or of record, an aggregate of more than 25% of the outstanding Stock, or (ii) a Change in Control of the Company.

(b)                                 The Committee may authorize the payment of cash upon the exercise of a Stock Appreciation Right during a period (i) beginning on the date on which a tender offer as described in (a), above, is first published or sent or given to holders of Stock and ending on the date which is seven days after its termination or expiration, or (ii) beginning on the date on which a Change in Control of the Company occurs and ending on the twelfth business day following such date.

SECTION 11.                     GENERAL PROVISIONS

(a)                                  Each Stock Option shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

(b)                                 The granting of a Stock Option in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or such Subsidiary to terminate an Employee’s employment at any time.

(c)                                  The Company shall have the right to deduct from any payment or distribution under the Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary to satisfy all obligations for the payment of such taxes.  In case distributions are made in shares of Stock, the Company shall have the right to retain the value of sufficient shares of Stock to equal the amount of tax to be withheld for such distributions or require a recipient to pay the Company for any such taxes required to be withheld on such terms and conditions prescribed by the Committee.

(d)                                 No Grantee shall have any of the rights of a shareholder by reason of a Stock Option until it is exercised.

(e)                                  This Plan shall be construed and enforced in accordance with the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state), except to the extent superseded by federal law.

SECTION 12.                     AMENDMENT AND TERMINATION

(a)                                  The Plan shall terminate on June 18, 2009 and no Stock Option shall be granted hereunder after that date, provided that the Board may terminate the Plan at any time prior thereto.

(b)                                 The Board may amend the Plan at any time without notice, provided however, that the Board may not, without prior approval by the shareholders, (i) increase the maximum number of shares of Stock for which Stock Options may be granted (except as contemplated by the provisions of Section 9), (ii) materially increase the benefits accruing to participants under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

(c)                                  No termination or amendment of the Plan may, without the consent of a Grantee to whom a Stock Option shall theretofore have been granted, adversely affect the rights of such Grantee under such Stock Option.

SECTION 13.                     EFFECTIVE DATE

The Plan shall become effective as of the date it is approved by the Company’s stockholders.